UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 5, 2010
MADISON SQUARE GARDEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34434	No. 27-0624498

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Penn Plaza New York, NY		10121

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 465-6000
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On February 5, 2010, the following persons were elected as directors of Madison Square Garden, Inc. (“MSG”) effective immediately prior to the time of the distribution by Cablevision Systems Corporation (“Cablevision”) of all of the common stock of MSG to the stockholders of Cablevision (the “Distribution”):
          Elected by the holder of MSG Class A Common Stock:
•	Richard D. Parsons

•	Alan D. Schwartz

•	Vincent Tese
          Elected by the holder of MSG Class B Common Stock:
•	Charles F. Dolan

•	James L. Dolan

•	Kristin A. Dolan

•	Thomas C. Dolan

•	Deborah A. Dolan-Sweeney

•	Marianne Dolan Weber

•	Brad Dorsogna

•	Brian G. Sweeney
          Information concerning these individuals, including biographies and compensation information, is included in MSG’s Form 10 registration statement (the “Form 10”) filed with the Securities and Exchange Commission (the “SEC”). Such information is incorporated by reference into this Form 8-K.
          Messrs. Parsons, Schwartz and Tese (Chairman) have been appointed to serve as members of the Audit Committee of the MSG Board of Directors. The Board of Directors has determined that each member of the Audit Committee is “independent” within the meaning of the rules of both The NASDAQ Stock Market LLC and the SEC, has not participated in the preparation of the financial statements of MSG or any current subsidiary of MSG at any time during the past three years, is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements, and is an “audit committee financial expert” within the meaning of the rules of the SEC.
          Messrs. Schwartz (Chairman) and Tese have been appointed to serve as members of the Compensation Committee of the MSG Board of Directors. The Board of Directors has determined that each member of the Compensation Committee is “independent” under the rules of The NASDAQ Stock Market LLC.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On February 5, 2010, MSG filed its amended and restated certificate of incorporation which, among other things, effected a reclassification of its common stock so that its outstanding common stock was reclassified into 61,913,882.25 shares of Class A Common Stock and 13,588,562.75 shares of Class B Common Stock. The amended and restated certificate of incorporation is in the form included as an exhibit to the Form 10, except that the reclassification information set forth above has been included. The amended and restated certificate of incorporation, including such reclassification information, has been filed as an exhibit to this Form 8-K.

Item 8.01	Other Events.
          On February 9, 2010, Cablevision effected the Distribution of all of MSG’s outstanding common stock. In the Distribution, each holder of Cablevision NY Group Class A Common Stock of record as of the close of business, New York City time, on January 25, 2010 (the “record date”), received one share of MSG Class A Common Stock for every four shares of Cablevision NY Group Class A Common Stock held on the record date. Each record holder of Cablevision NY Group Class B Common Stock received one share of MSG Class B Common Stock for every four shares of Cablevision NY Group Class B Common Stock held on the record date. In the Distribution, an aggregate of 61,913,882.25 shares of MSG Class A Common Stock and 13,588,562.75 shares of MSG Class B Common Stock were issued.

Item 9.01	Financial Statements and Exhibits
          (d)
99.1 Amended and Restated Certificate of Incorporation of Madison Square Garden, Inc.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN, INC. (Registrant)
By:	/s/ Robert M. Pollichino
	Name:	Robert M. Pollichino
	Title:	Executive Vice President and Chief Financial Officer

Dated: February 10, 2010

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